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Exhibit 5.2

        Bélanger Sauvé

AVOCATS • BARRISTERS • SOLICITORS

AGENTS DE MARQUES DE COMMERCE • TRADEMARK AGENTS

December 4, 2003

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York 10010-3629

Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York 10013

J.P. Morgan Securities Inc.
270 Park Avenue, 7th floor
New York, New York 10017

JPMorgan Chase Bank
4 New York Plaza, 15th Floor
New York, New York 10004

Re:
Financement-Québec US$1,500,000,000 Medium Term Note
Programme for the Issue of Medium Term Notes, Series A,
Due Nine Months or More From the Date of Issue

Dear Sirs:

        We attach herewith English translations of Resolutions Nos. CA-13062003-04 and CA-13062003-05 of Financement-Québec, both adopted in French on June 13, 2003, and of Orders in Council 667-2003 and 668-2003 both passed in French by the Gouvernement du Québec on June 18, 2003.

        We attach as well English translations of Internal By-Law No. 1.1 of Financement-Québec enacted in French on June 18, 2003 (the "Internal By-Law"), of Order in Council 665-2003 passed in French by the Gouvernement du Québec on June 18, 2003 and of Ministerial Order No. FIN-3 of the Minister of Finance of Québec dated July 7, 2003 (the "Ministerial Order").

        In our opinion, said English translations of the said Resolutions, Internal By-Law, Orders in Council and Ministerial Order are, in all material respects, exact and complete translations of the French originals thereof and said French originals and the English translations thereof are not susceptible of any materially different interpretation with respect to any material matter therein.

Yours very truly,
/s/ Bélanger Sauvé

AFFILIATIONS GATINEAU : LETELLIER ET ASSOCIÉS RIMOUSKI : ROY, BEAULIEU ET CARRIER QUÉBEC : GRAVEL BÉDARD VAILLANCOURT	1, PLACE VILLE MARIE, BUREAU 1700 MONTRÉAL (QUÉBEC) H3B 2C1 TÉLÉPHONE : (514) 878-3081 — TÉLÉCOPIEUR : (514) 878-3053 www.belangersauve.com	BÉLANGER SAUVÉ EST UNE SOCIÉTÉ EN NOM COLLECTIF BÉLANGER SAUVÉ IS A GENERAL PARTNERSHIP

MONTRÉAL LONGUEUIL TROIS-RIVIÈRES JOLIETTE

Exhibit 5.2 Annex 1

TRANSLATION

FINANCEMENT-QUÉBEC

No CA-13062003-04

    Resolution pertaining to the adoption of a borrowing plan authorizing Financement-Québec to borrow up to $3 000 000 000 in the legal currency of Canada or its equivalent in any other currency

EXTRACT from the minutes of a regular meeting of the Board of Directors of Financement-Québec duly called and held in Québec City on June 13, 2003 and at which there was a quorum.

WHEREAS under subparagraph (1) of the first paragraph of Section 12 of the Act respecting Financement-Québec (R.S.Q., c. F-2.01), Financement-Québec (the "Corporation") may not, without the authorization of the Government, contract a loan that causes the total of its current outstanding and not yet repaid loans to exceed the amount determined by the Government;

WHEREAS under Order in Council No. 194-2000 of March 1, 2000, the Corporation may not contract, without the authorization of the Government, a loan that causes the total of the amounts borrowed by it and not yet repaid to exceed $2 000 000;

WHEREAS subparagraph (1) of the first paragraph of Section 38 of the Act respecting Financement-Québec provides that the Government may guarantee, subject to the conditions it determines, the payment of the principal of and interest on any loan contracted by the Corporation and the performance of any other obligation of the Corporation;

WHEREAS under Section 78 of the Financial Administration Act (R.S.Q., c. A-6.001) bodies which have the power to borrow may, within the scope of a borrowing plan established by the body and with the authorizations or approvals required by law for the exercise of their power to borrow, when such plan sets the maximum amount and the characteristics of the borrowings and the applicable limits, conclude without further authorization or approval any borrowing transaction under such plan, establish the amounts and other characteristics of, and fix or accept the terms and conditions relating to, each such transaction;

WHEREAS under Section 25 of the Act respecting Financement-Québec the Corporation may by internal by-law authorize any person to enter into a borrowing transaction under the borrowing plan referred to in Chapter VIII of the Financial Administration Act or to establish the amounts and characteristics thereof and to fix or accept the terms and conditions;

WHEREAS Internal By-law no. 1.1 of the Corporation, as said by-law may be amended or replaced from time to time ("Internal By-law 1.1"), provides, in particular, that certain persons mentioned therein are authorized to enter into and sign a borrowing made under a borrowing plan referred to above and any document related to said borrowing, to establish the amounts and characteristics thereof and to fix or accept the terms and conditions;

WHEREAS it is deemed relevant to authorize a borrowing plan, to establish the maximum amount and the characteristics and limits applicable to the borrowings to be made thereunder, and to authorize certain persons to conclude any borrowing transaction under said borrowing plan, to establish the amounts and the other characteristics thereof and to fix or accept the terms and conditions relating to each such transaction;

WHEREAS the Corporation deems that its maximum borrowing need under this borrowing plan, by June 30, 2004, is $3 000 000 000 in the legal currency of Canada or its equivalent in any other currency;

WHEREAS the Corporation wishes to obtain from the Government the necessary authorization for said borrowing plan and the guarantee of Québec for the payment for any amount that may be payable with respect to any borrowing made under the authority of said plan;

On the proposal of Mr. Clément D'Astous, Chairman of the Board of Directors Seconded by Ms. Marie-Claude Desroches, director of the Corporation

IT IS RESOLVED:

1.    THAT a borrowing plan be authorized under which the Corporation may conclude, by June 30, 2004, borrowing transactions the aggregate amount of which shall not exceed $3 000 000 000 in the legal currency of Canada or its equivalent in any other currency;

2.    THAT the amount established under paragraph 1 be calculated by only taking into account the net proceeds of the borrowings received by the Corporation without regard for the principal amount of said borrowings or any premium or other amount, as the case may be, with respect to inflation that may be paid upon redemption; the net proceeds of the borrowings are calculated by multiplying their principal amount by their selling price, without taking into account the commissions and expenses payable;

3.    THAT in the case of a borrowing made in a currency other than the Canadian currency, its equivalent in the Canadian currency shall be determined on the basis of the average spot rate of the Canadian dollar against the relevant currency at noon time on the day of the negotiation of the borrowing in question, as set by the Bank of Canada;

4.    THAT subject to paragraph 11, this borrowing plan shall not replace the other borrowing plans of the Corporation that may exist at any time during the term of this borrowing plan;

5.    THAT subject to the provisions of paragraphs 1 and 6, the borrowings shall have the following characteristics and limits:

  1.
  the borrowings shall be made, in Canada or elsewhere, by the issue of debt securities (the "Debt Securities"), under loan agreements or by any other means deemed appropriate;

  2.
  each borrowing will normally be repayable, in principal and interest, in the original currency of the borrowing or, as the case may be, in the currency of the relevant country which will have legal tender at the time of payment, but may also be payable in principal, interest or in both principal and interest, in any other currency agreed upon at the time the borrowing shall have been entered into;

  3.
  the Debt Securities will be issued by means of book-entry form in accounts with The Canadian Depository for Securities Limited, The Depository Trust Company, The Euroclear System, Clearstream Banking, société anonyme or any other clearing and depositary institution recognized in the country where it is located, or of fully registered securities or of bearer securities with interest coupons, the Debt Securities being represented, temporarily or permanently, by global bearer securities without interest coupons or fully registered global securities, the global securities being exchangeable in certain circumstances for fully registered securities;

6.    THAT every person authorized for this purpose under Internal By-law 1.1, may enter into and sign any borrowing transaction under this plan, establish the amount thereof, subject to the maximum amount stipulated in paragraph 1, determine the characteristics not stipulated herein, accept the terms and conditions of the borrowings made under this plan, subject to the characteristics and limits stipulated in paragraph 5 and the following limits:

  1.
  in the case of a fixed rate borrowing or a borrowing whose yield is indexed to inflation, its effective rate of return, before any inflation compensation as the case may be, shall not exceed by more than 2.00%, where the maturity of the borrowing is 15 years or less, or by more than 2.50%, where the maturity of the borrowing is more than 15 years, the rate of return, before any inflation compensation as the case may be, of a similar debt security of the government of the country or territory where the currency of the borrowing in question has legal tender and having a similar maturity; failing a maturity similar to this borrowing, a calculation resulting from the interpolation of borrowings whose maturity is closest to the maturity of the borrowing in question shall be acceptable;

  2.
  in the case of a floating rate borrowing, its effective rate of return shall not exceed by more than 2.00%, where the maturity of the borrowing is 15 years or less, or by more than 2.50% where the maturity of the borrowing is more than 15 years, the rate of interest offered for similar loans, on the interbank market, in the currency of the borrowing in question;

2

  3.
  a currency exchange or interest rate agreement, option or forward contract may be entered into by the Corporation with respect to any borrowing; in such a case, the financial effects of that agreement will be taken into account to determine if this borrowing must be considered a fixed rate borrowing or a floating rate borrowing for the purposes of applying the limits of the effective rate of return stipulated in subparagraphs 1. and 2. above;

  4.
  the rates referred to in subparagraphs 1. and 2. are determined on the date of negotiation of the borrowing in question;

  5.
  notwithstanding the limits of the effective rate of return set by the previous paragraphs, the Corporation may nevertheless:

  (i)
  agree, upon an event of default, that it will pay an additional interest rate, within the limits that it deems reasonable; and

  (ii)
  agree, in the case of borrowings effected outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada be made without deduction or withholding of any Canadian taxes or be exempt from any other Canadian taxes, and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding, the beneficiary of the payment shall receive a net amount that will not be less than the amount payable under the terms of the borrowing;

  6.
  the Debt Securities, loan agreements and the related agreements will be governed by any law determined by the parties or, in the case of borrowings for which the Debt Securities or the related agreements do not specify the applicable law, by any law deemed applicable by the competent Court; the Corporation may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

  7.
  additional Debt Securities having the same characteristics, except for those which may differ solely as to the date of issue, may be added to the Debt Securities already issued under this borrowing plan or under any other borrowing plan of the Corporation provided that the characteristics of the Debt Securities already issued provide for such a possibility;

7.    THAT to the extent that a borrowing provides for a sinking fund, the Corporation invests the amounts required in bonds or Debt Securities issued by the Corporation, or in bonds or Debt Securities issued or guaranteed by Québec, or in bonds or Debt Securities issued by a Québec municipality or by a corporation, body or enterprise of Québec's public sector, or in bonds of the Government of Canada;

8.    THAT every person authorized under Internal By-law 1.1 to enter into and sign a borrowing under a borrowing plan be also authorized, for and on behalf of the Corporation:

  1.
  to enter into all contracts, mandates and documents related to the borrowings referred to in this resolution, to make the necessary amendments thereto, to agree to all covenants required from the Corporation to give effect to the borrowings made under this borrowing plan, to determine the contents of the Debt Securities, to take all the other actions and to conclude and sign every other document deemed necessary provided that, in each case, its provisions are not substantially inconsistent with the provisions hereof;

  2.
  to appoint and replace, as the case may be, any financial institution as trustee, issuing agent, fiscal agent, paying agent or as agent for any other purposes, to agree to the conditions of their appointment and to the remuneration payable thereto and to enter into any related agreement;

  3.
  to terminate any mandate, to appoint and replace, as the case may be, any agent for the investment of the Debt Securities of the Corporation, to agree to the remuneration payable thereto and to enter into any related agreement;

  4.
  to list, as the case may be, the Debt Securities issued within the scope of this borrowing plan on any stock exchange, to comply with all formalities and conditions necessary to maintain such listing, including the deposit and publication, as the case may be, of all the documents required by such stock

3

    exchange and the performance of all the covenants required thereby, to enter into any agreement that this person deems necessary for this purpose and to enter into any agreement with any body authorized to operate a computerized transaction settlement system recognized in the state, country or territory where the borrowing shall have been entered into;

  5.
  to cause to be kept by any financial institution or clearing and depositary institution, registers for the registration and transfer of the fully registered Debt Securities of each of the borrowings made within the scope of this borrowing plan and to enter into any agreement deemed necessary for such purposes;

  6.
  to prepare and file, where applicable, with the competent authorities any registration statement for the amount that the Corporation deems appropriate as well as any prospectus, offering circular, information memorandum or any other document required by the relevant laws and regulations, to make subsequently any amendment deemed necessary to any such documents, to provide any information necessary for any one of such purposes and to appoint any agent to do all acts required by such laws or regulations or by such competent authorities, and to receive, on behalf of the Corporation, the recommendations, instructions and notices given by such authorities;

  7.
  to deliver, as the case may be, the Debt Securities against payment of their selling price and to sign any receipt for the proceeds of such borrowings;

  8.
  to incur any expenses and to assume all expenses, fees, disbursements or costs relating to such a borrowing transaction, including, as the case may be, those incurred by the lenders, underwriters, intermediaries, brokers, agents and trustees;

9.    THAT the signature affixed by any person authorized under Internal By-law 1.1 to enter into and sign a borrowing made under a borrowing plan on any one of the contract, mandates, Debt Securities or other documents related to a borrowing made under the terms of this plan constitute conclusive evidence of the approval of the characteristics, terms and conditions of said borrowing and of such contracts, mandates, Debt Securities or other documents by the Corporation;

10.    THAT the signature affixed by any person authorized under Internal By-law 1.1 to enter into and sign a borrowing under a borrowing plan on any certificate issued atttesting to either one of the facts referred to in paragraphs 1 and 6 constitute conclusive evidence of its content;

11.    THAT this resolution replace Resolution No. CA-02042001-03 adopted by the Board of Directors of the Corporation on April 2, 2001 in order to create a borrowing plan, as amended by Resolution No. CA-27032002-02 adopted by the Board of Directors of the Corporation on March 27, 2002, without affecting the validity of the borrowings made under the authority thereof;

12.    THAT the Government approve this resolution, authorize the borrowing plan which this resolution provides for and guarantee the payment of any sum which shall become due under any borrowing made under the authority of this borrowing plan.

ADOPTED
Resolution No CA-13062003-04
 CERTIFIED COPY
Québec, June 13, 2003

Nathalie Parenteau Secretary

4

Exhibit 5.2    Annex 2

TRANSLATION

FINANCEMENT-QUÉBEC

No CA-13062003-05

    Resolution pertaining to the adoption of a borrowing plan authorizing Financement-Québec to borrow by the issue and sale of medium term notes within the framework of an offering on a continuous basis in the United States of America

EXTRACT from the minutes of a regular meeting of the Board of Directors of Financement-Québec duly called and held in Québec City on June 13, 2003 and at which there was a quorum.

WHEREAS under subparagraph (1) of Section 12 of the Act respecting Financement-Québec (R.S.Q., c. F-2.01), Financement-Québec (the "Corporation") may not, without the authorization of the Government, contract a borrowing that causes the total of its current outstanding and not yet repaid borrowings to exceed the amount determined by the Government;

WHEREAS under Order in Council No. 194-2000 of March 1, 2000, the Corporation may not contract, without the authorization of the Government, a borrowing that causes the total of the amounts borrowed by it and not yet repaid to exceed $2,000,000;

WHEREAS subparagraph (1) of the first paragraph of Section 38 of the Act respecting Financement-Québec provides that the Government may guarantee, subject to the conditions it determines, the payment of the principal of and interest on any borrowing contracted by the Corporation and the performance of any other obligation of the Corporation;

WHEREAS under Section 78 of the Financial Administration Act (R.S.Q., c. A-6.001) bodies which have the power to borrow may, within the scope of a borrowing plan established by the body and with the authorizations or approvals required by law for the exercise of their power to borrow, when such plan sets the maximum amount and the characteristics of the borrowings and the applicable limits, conclude without further authorization or approval any borrowing transaction under such plan, establish the amounts and other characteristics of, and fix or accept the terms and conditions relating to, each such transaction;

WHEREAS, being a special fund corporation, the Corporation is contemplated in subparagraph c of paragraph 2 of Section 77 of said Act for the purposes of the application of the foregoing provisions;

WHEREAS under Section 25 of the Act respecting Financement-Québec the Corporation may by internal by-law authorize any person to enter into a borrowing transaction under the borrowing plan referred to in Chapter VIII of the Financial Administration Act or to establish the amounts and characteristics thereof and to fix or accept the terms and conditions;

WHEREAS Internal By-law no. 1.1 of the Corporation, as said by-law may be amended or replaced from time to time ("Internal By-law 1.1"), provides, in particular, that certain persons mentioned therein are authorized to enter into and sign a borrowing made under a borrowing plan referred to above and any document related to said borrowing, to establish the amounts and characteristics thereof and to fix or accept the terms and conditions;

WHEREAS it is deemed relevant to authorize a borrowing plan by the issue and sale of medium term notes within the framework of an offering on a continuous basis in the United States of America, to establish the maximum amount of the notes that may be outstanding at any given time, to establish the characteristics and the limits generally applicable to notes and to authorize certain persons to conclude any borrowing transaction by the issue and sale of these notes, to establish the amounts and the other characteristics thereof and to fix or accept the terms and conditions relating to each such transaction;

WHEREAS the Corporation deems that its maximum borrowing need by the issue and sale of medium term notes within the framework of an offering on a continuous basis in the United States of America, is $1,500,000,000 in the lawful money of the United States of America or its equivalent in any other currency;

WHEREAS the Corporation wishes to obtain from the Government the necessary authorization for said borrowing plan and the guarantee of Québec for the payment for any amount that may be payable with respect to any borrowing made under the authority of this plan;

On the proposal of Mr. Clément D'Astous, Chairman of the Board of Directors

Seconded by Mr. Pierre Malouin, director of the Corporation

IT IS RESOLVED:

1.
THAT a borrowing plan be authorized under which the Corporation is authorized to borrow by the issue and sale of medium term notes ("Notes") within the framework of an offering on a continuous basis in the United States of America;

2.
THAT the aggregate amount of the initial offering price of the Notes outstanding at any given time shall not exceed $1,500,000,000 in the lawful money of the United States of America ($US) or the equivalent in any other currency, without regard for commissions or expenses payable;

3.
THAT in the case of a borrowing made in a currency other than the $US, its equivalent in the $US be determined on the basis of the exchange rate at noon time for the sale of $US against the purchase of said other currency, as set by the Bank of Canada on the day of the negotiation of such Note;

4.
THAT, subject to the provisions of paragraphs 2 and 8, the Notes shall have the following characteristics and limits, with all necessary amendments to reflect the specific terms and conditions of a given issue of Notes:

1o
each Note will mature at least nine months after its date of issue;

2o
the Notes may be issued as notes bearing interest at a fixed rate ("Fixed Rate Notes") or at a rate determined by reference to a base rate ("Floating Rate Notes") or as notes of which the amounts payable as principal, premium or interest are determined and calculated by reference to an index or a formula ("Indexed Notes"); the Notes may be issued at a price that is below their par value, including in the form of zero coupon notes; the Notes will be denominated in $US ("$US Notes") or in another currency ("Other Currency Notes");

3o
interest on the Notes will be payable at any date agreed upon by any person authorized under Internal By-law 1.1;

4o
Fixed Rate Notes will bear interest at the rates determined by any person authorized under Internal By-law 1.1;

5o
Floating Rate Notes will bear interest at rates determined in reference to any basis agreed upon by any person authorized under Internal By-law 1.1;

6o
Indexed Notes will bear interest at rates determined and calculated by reference to a formula or an index having as a basis the relative value of any rate or any price of goods, merchandise, currencies or securities that will be agreed upon by any person authorized under Internal By-law 1.1;

7o
the Notes will be represented by global notes registered in the name of The Depository Trust Company or its nominee, Cede & Co., in its capacity as depositary, or such other depositary as the Corporation may appoint, and these global notes will be exchangeable under certain circumstances for individual certificates in registered form without interest coupon;

8o
the Notes will be issued in denominations of US$1,000 or any amount in excess of $1,000 which will be an integral multiple of US$1,000 and the Other Currency Notes will be issued in denominations that will be the equivalent, in the currency of these Notes (the "Specified Currency"), of US$1,000 or any amount in excess of the equivalent which will be an integral multiple of 1,000 units of the Specified Currency;

9o
the Notes will rank equally among themselves and with the other debt securities of the Corporation outstanding on the date of issue of the Notes or issued thereafter.

5.
THAT, subject to the termination of their mandate or the addition of other agents, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigoup Global Markets Inc. (the "Agents") be appointed Agents of the Corporation, according to the terms and conditions stipulated in the distribution agreement to be reached with them, for the purposes of soliciting offers to purchase Notes; the Notes will be issued and sold to purchasers through an Agent or to an Agent acting in its own behalf; the Corporation may also agree to sell Notes to a purchaser through an intermediary other than an Agent or directly to an investor; the Corporation shall pay Agents anddealers, for the sale of Notes made through them, the commissions stipulated in the distribution agreement, as amended from time to time;

6.
THAT, subject to its replacement or the appointment of any other corporation, JPMorgan Chase Bank ("Fiscal Agent"), at its main office in the City of New York, shall act as fiscal agent, calculation agent and agent with respect to exchange rates regarding Notes, according to the terms and conditions stipulated in the agency agreements;

7.
THAT the drafts of the agency agreements to be entered into with the Fiscal Agent and the distribution agreement be approved, subject to any amendments or additions, not substantially incompatible with the provisions of this resolution, that any person authorized to sign these agreements on behalf of the Corporation under Internal By-law 1.1 may make thereto;

8.
THAT every person authorized for this purpose under Internal By-law 1.1 enter into and sign every borrowing transaction within the framework of the plan authorized by this resolution, establish the amount thereof, subject to the maximum amount stipulated in paragraph 2, determine the characteristics stipulated herein or accept the terms and conditions of the Notes issued and sold under this transaction and the conditions of their sale as well as any other term or condition of this transaction, subject to the characteristics and limits stipulated in paragraph 4 and the following limits:

1o
in the case of any Fixed Rate Note or zero coupon note or note indexed to inflation, the effective yield before any inflation compensation as the case may be, shall not exceed by more than 2.00% where the maturity of the borrowing is 15 years or less, or by more than 2.50%, where the maturity of the borrowing is more than 15 years, the rate of return, before any inflation compensation as the case may be, of a similar borrowing of the government of the country or territory where the currency of the borrowing in question has legal tender and having a similar maturity; failing a maturity substantially similar to the Note in question, a calculation resulting from the interpolation of securities having similar maturities shall be acceptable;

2o
in the case of any Floating Rate Note, the effective rate of return shall not exceed by more than 2.00%, where the maturity of the borrowing is 15 years or less, or by more than 2.50%, where the maturity is more than 15 years, the rate of interest offered for similar loans on the interbank market in the currency of the Note in question;

3o
for any sale of Notes, a currency exchange or interest rate agreement, an option or a forward contract may be entered into by the Corporation with respect to any related borrowing; in such a case, the financial effects of that agreement will be taken into account to determine if this borrowing must be considered a fixed rate borrowing or a floating rate borrowing for the purposes of applying the limits of the effective rate of return stipulated in subparagraphs 1o and 2o above;

4o
the rates referred to in subparagraphs 1o and 2o are determined on the date of negotiation of the Note in question;

5o
notwithstanding the limits set by the previous subparagraphs, the Corporation may nevertheless:

(i)
agree, upon an event of default, that it will pay an additional interest rate, within the limits that it deems reasonable; and

(ii)
agree, in the case of borrowings effected outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada be made without deduction or withholding of any Canadian taxes or be exempt from any other Canadian taxes, and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding, the beneficiary of the payment shall receive a net amount that will not be less than the amount payable under the terms of such Note;

  6o
  the Notes, the loan agreements and the related agreements may be governed by any law that the parties to the documents will have determined or, or in the case of borrowings for which the Notes or related agreements do not specify the applicable law, by any law deemed applicable by a competent Court; the Corporation may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

  7o
  additional notes having the same characteristics, except for those which may differ solely as to the date of issue, may be added to the Notes already issued under this borrowing plan or under any other borrowing plan of the Corporation, provided that the latter Notes provide for this possibility;

9.
THAT any person authorized under Internal By-law 1.1 to enter into and sign a borrowing under a borrowing plan be also authorized, for and on behalf of the Corporation:

1o
to enter into and sign all contracts, mandates, Notes and other documents pertaining to the borrowings referred to in this resolution, to agree to all covenants required from the Corporation to give effect to the borrowing transactions made under this borrowing plan, to determine the content of the Notes, to take all the other actions and to conclude and sign every other document deemed necessary provided that, in each case, its provisions are not substantially inconsistent with the provisions of this resolution;

2o
to prepare and file with the competent authorities any registration statement, as well as any prospectus, prospectus supplement, offering circular, information memorandum or any other document which may be required by the relevant laws and regulations, to make subsequently any amendment deemed necessary to any such documents, to provide any information necessary for any one of such purposes and to appoint any person to do all acts required by such laws or regulations or by such competent authorities, and to receive, on behalf of the Corporation, the recommendations, instructions and notices given by such authorities;

3o
to terminate any mandate, to replace an Agent and to appoint other Agents;

4o
to appoint and replace, as the case may be, any financial institution as trustee, issuing agent, fiscal agent, paying agent or as agent for any other purposes, and to enter into any related agreement;

5o
to give the necessary instructions to the fiscal agent, calculation agent and agent with respect to exchange rates regarding the issue and sale of Notes, their replacement or any payment regarding them;

6o
to deliver, as the case may be, the Notes against payment of their selling price and to sign any receipt for the proceeds of such sale;

7o
to incur any expenses and to assume all expenses, fees, disbursements or costs relating to such a borrowing transaction, including, as the case may be, those incurred by the lenders, underwriters, intermediaries, brokers, agents and trustees;

8o
to appoint any person to receive, on behalf of the Corporation, the service of process in any proceeding that could be instituted in the United States of America against the Corporation with respect to the agreements referred to in paragraph 7 or with respect to the Notes;

9o
to list on any stock exchange the Notes issued under such a borrowing, to comply with all formalities and conditions necessary to maintain such listing, including the deposit and publication, as the case may be, of all the documents required by such stock exchange and the performance of all the covenants required thereby, to enter into any agreement that this person deems necessary for this purpose and to enter into any agreement with any body authorized to operate a computerized transaction settlement system recognized in the state or country where the borrowing shall have been entered into;

  10o
  to cause to be kept by any financial institution or clearing and depositary institution, registers for the registration and transfer of the fully registered Notes of the borrowings made under the terms of this borrowing plan and to enter into any agreement that this person will deem necessary for this purpose;

10.
THAT the signature affixed by any person authorized under Internal By-law 1.1 to enter into and sign a borrowing under a borrowing plan on a confirmation, underwriting agreement, supplemental terms, a Note, an agreement pertaining to the issue and sale of Notes or on one of the contracts, agreements, mandates or documents referred to here or pertaining to a borrowing made under this borrowing agreement constitute conclusive evidence of the approval of the characteristics, terms and conditions of such contracts, agreements, Notes, mandates or documents and of this issue and sale by the Corporation;

11.
THAT the signature affixed by any person authorized under Internal By-law 1.1 to enter into and sign a borrowing under a borrowing plan on any certificate issued attesting to either one of the facts referred to in paragraphs 2, 4 or 8 constitute conclusive evidence of its content;

12.
THAT this resolution replace Resolution No. CA-13072000-06 adopted by the Board of Directors of the Corporation on July 13, 2000 in order to create a borrowing plan;

13.
THAT the Government approve this resolution, authorize the borrowing plan which this resolution provides for and guarantee the payment of any sum which shall become due under any borrowing made under the authority of this borrowing plan.

ADOPTED

Resolution No CA-13062003-05

CERTIFIED COPY

Québec, June 13, 2003

Nathalie Parenteau Secretary

Exhibit 5.2    Annex 3

TRANSLATION

ORDER IN COUNCIL
FINANCEMENT-QUÉBEC

NUMBER 667-2003	June 18, 2003
CONCERNING a borrowing plan to authorize Financement-Québec to borrow up to $3 000 000 000 in the legal currency of Canada or its equivalent in any other currency

        WHEREAS under subparagraph (1) of the first paragraph of Section 12 of the Act respecting Financement-Québec (R.S.Q., c. F-2.01) Financement-Québec ("the Corporation") may not, without the authorization of the Government, contract a loan that causes the total of its current outstanding and not yet repaid loans to exceed the amount determined by the Government;

        WHEREAS under Order in Council No. 194-2000 of March 1, 2000, the Corporation may not contract, without the authorization of Québec, a loan that causes the total of the amounts borrowed by it and not yet repaid to exceed $2,000,000;

        WHEREAS subparagraph (1) of the first paragraph of Section 38 of the Act respecting Financement-Québec provides that the Government may guarantee, subject to the conditions it determines, the payment of the principal of and interest on any loan contracted by the Corporation as well as the performance of any other obligation of the Corporation;

        WHEREAS under Section 78 of the Financial Administration Act (R.S.Q., c. A-6.001) bodies which have the power to borrow may, within the scope of a borrowing plan established by the body and with the authorizations or approvals required by law for the exercise of their power to borrow, when such plan establishes the maximum amount and the characteristics of the borrowings and the applicable limits, conclude without further authorization or approval any borrowing transaction under such plan, establish the amounts and other characteristics of, and fix or accept the terms and conditions relating to each such transaction;

        WHEREAS being a special fund corporation, the Corporation is referred to in sub-subparagraph c of paragraph 2 of Section 77 of said Act for the purposes of the application of the foregoing provisions;

        WHEREAS on June 13, 2003, the Corporation adopted a resolution, a copy of which is attached to the ministerial recommendation in support of this Order in Council, authorizing a borrowing plan under which the Corporation may, by June 30, 2004, make borrowings in Canada or elsewhere, up to $3 000 000 000 in the legal currency of Canada or its equivalent in any other currency, by public or private issue of debt securities, under loan agreements or by any other means deemed appropriate, with this resolution establishing the characteristics and limits deemed necessary by the Corporation with respect to the borrowings made under this borrowing plan;

        WHEREAS the Corporation has requested that its resolution be approved, that the borrowing plan it provides for be authorized and that the payment of any amount which may be due with respect to any loans contracted under the authority of said borrowing plan be guaranteed by Québec;

        IT IS ORDERED, therefore, upon recommendation of the Minister of Finance:

        THAT the resolution of the Corporation adopted on June 13, 2003, and the borrowing plan it provides for under which the Corporation is authorized to make borrowing transactions in Canada or elsewhere, by public or private issue of debt securities, under loan agreements or by any other means deemed appropriate ("the Borrowings") be authorized in accordance with the following:

        a)    the Corporation is authorized to make, by June 30, 2004, borrowing transactions whose aggregate outstanding amount, as provided in the resolution, shall not exceed $3 000 000 000 in the legal currency of Canada or its equivalent in any other currency;

        b)    the main characteristics and the limits applicable to the Borrowings shall be those set forth in said resolution and the terms of the Borrowings shall be determined as set forth therein;

        THAT Québec irrevocably and unconditionally guarantee the payment of the principal of the Borrowings, the interest thereon and any other amount that may be due with respect to such Borrowings according to their terms and conditions, and that Québec waive, in that respect, the benefit of division and of discussion and any notice, protest, formal notice or prior action;

        THAT the guarantee of Québec be endorsed on the debt securities issued as part of any borrowing transaction made by the Corporation under the aforementioned borrowing plan and bear the manual, printed or otherwise reproduced signature of one of the persons mentioned in the following paragraph. The text of the guarantee shall be that determined by the signatory, the signing thereof in accordance with the foregoing being conclusive evidence of such determination. A printed or otherwise reproduced signature shall have the same effect as a manual signature;

        That the Minister of Finance or any person authorized, by Ministerial Order no. FIN-1 of March 19, 2003, to conclude and sign a borrowing on behalf of the Minister of Finance, be authorized, for and on behalf of Québec, under the conditions, as the case may be, stipulated in said ministerial order, to do all acts and to sign any documents or writings, not substantially inconsistent with the provisions hereof, that said person shall deem necessary or useful to the Borrowings and their guarantee;

        THAT this Order in Council replace Order in council no. 385-2001 of April 4, 2001, amended by Order in council no. 370-2002 of March 27, 2002, without affecting the validity of the borrowings made under the authority thereof.

Exhibit 5.2 Annex 4

TRANSLATION

ORDER IN COUNCIL
FINANCEMENT-QUÉBEC

NUMBER 668-2003	June 18, 2003
CONCERNING a borrowing plan to authorize Financement-Québec to borrow by the issue and sale of medium term notes within the scope of an offering on a continuous basis in the United States of America

        WHEREAS under subparagraph (1) of the first paragraph of Section 12 of the Act respecting Financement-Québec (R.S.Q., c. F-2.01) "Financement-Québec" ("the Corporation") may not contract, without the authorization of the government, a borrowing that causes the total of its current outstanding and not yet repaid borrowings to exceed the amount determined by Québec;

        WHEREAS under Order in Council No. 194-2000 of March 1, 2000, the Corporation may not contract, without the authorization of Québec, a borrowing that causes the total of the amounts borrowed by it and not yet repaid to exceed $2,000,000;

        WHEREAS subparagraph (1) of the first paragraph of Section 38 of the Act respecting Financement-Québec provides that the Government may guarantee, subject to the conditions it determines, the payment of the principal of and interest on any borrowing contracted by the Corporation or by one of its subsidiaries referred to in Section 11 as well as the performance of any other obligation of them;

        WHEREAS under Section 78 of the Financial Administration Act (R.S.Q., c. A-6.001) bodies which have the power to borrow may, within the scope of a borrowing plan established by the body and with the authorizations or approvals required by law for the exercise of their power to borrow, when such plan sets the maximum amount and the characteristics of the borrowings and the applicable limits, conclude without further authorization or approval any borrowing transaction under such plan, establish the amounts and other characteristics of, and fix or accept the terms and conditions relating to each such transaction;

        WHEREAS being a special fund corporation, the Corporation is referred to in subparagraph c of paragraph 2 of Section 77 of said Act for the purposes of the application of the foregoing provisions;

        WHEREAS on June 13, 2003, the Corporation adopted a resolution, a copy of which is attached to the ministerial recommendation in support of this Order in Council, authorizing a borrowing plan by the issue and sale of medium term notes within the framework of an offering on a continuous basis in the United States of America, with the aggregate amount of the initial offering price of the notes outstanding at any given time under said borrowing plan not exceeding $1,500,000,000 in the lawful money of the United States of America or the equivalent in any other currency, without regard for commissions or expenses payable;

        WHEREAS this resolution also sets the characteristics and limits deemed necessary by the Corporation with respect to the borrowings made under this borrowing plan;

        WHEREAS the Corporation has requested that its resolution be approved, that the borrowing plan it provides for be authorized and that the payment of any amount which may be due with respect to any loans contracted under the authority of said borrowing plan be guaranteed by Québec;

        IT IS ORDERED, therefore, upon recommendation of the Minister of Finance:

        THAT the resolution of the Corporation adopted on June 13, 2003 be approved and the borrowing plan it provides for be authorized, in accordance with the following:

        a)    the Corporation is authorized to enter into borrowing transactions by the issue and sale of medium term notes within the framework of an offering on a continuous basis in the United States of America, of which the aggregate amount of the initial prices at the issue of notes outstanding at any time not exceeding

$1,500,000,000 in the lawful money of the United States of America or the equivalent in any other currency, without regard for commissions or expenses payable;

        b)    the main characteristics and the limits applicable to the borrowings shall be those set forth in said resolution and the terms of the borrowings shall be determined as set forth therein;

        THAT Québec irrevocably and unconditionally guarantee the payment of the principal of the borrowings, the interest thereon and any other amount that may be due with respect to such borrowings according to their terms and conditions, and that Québec waive, in that respect, the benefit of division and of discussion and any notice, protest, formal notice or prior action;

        THAT Québec's guarantee be endorsed on the notes issued with respect to any borrowing transaction made by the Corporation under the aforementioned borrowing plan and bear the manual, printed or otherwise reproduced signature of one of the persons mentioned in the following paragraph. The text of the guarantee shall be that determined by the signatory, the signing thereof in accordance with the foregoing being conclusive evidence of such determination. A printed or otherwise reproduced signature shall have the same effect as a manual signature;

        That the Minister of Finance or any person authorized, by Ministerial Order no. FIN-1 of March 19, 2003, to conclude and sign a borrowing on behalf of the Minister of Finance, be authorized, for and on behalf of Québec, under the conditions, as the case may be, stipulated in said ministerial order, to do all acts and to sign any documents or writings, not substantially inconsistent with the provisions hereof, that said person shall deem necessary or useful to the borrowings and their guarantee;

        THAT this Order in Council replace Order in Council no. 930-2000 of July 26, 2000.

Exhibit 5.2    Annex 5

Gouvernement du Québec

O.C. 665-2003, 18 June 2003

An Act respecting Financement-Québec (R.S.Q., c. F-2.01)

Financement-Québec
— Internal by-law No. 1.1 respecting the signature of the documents relating to the financial transactions

  Internal by-law No. 1.1 respecting the signature of the documents relating to the financial transactions of Financement-Québec

        WHEREAS, under the first paragraph of section 25 of the Act respecting Financement-Québec (R.S.Q., c. F-2.01), a document is binding on Financement-Québec or may be attributed to it only if it is signed by the chief executive officer, the chair or vice-chair of the board, the secretary or by any other person and, in the latter case, only to the extent determined by the internal by-laws of the financing authority;

        WHEREAS, under the second paragraph of that section, the by-laws may, however, allow, on the conditions and on the negotiable instruments indicated therein, that the signature be affixed by a person authorized by the financial institution with which the financing authority does business;

        WHEREAS, under the third paragraph of the section, the by-laws may also authorize any person to conclude any borrowing transaction under a borrowing plan established pursuant to Chapter VIII of the Financial Administration Act (R.S.Q., c. A-6.001) or determine the amounts and characteristics of, and fix or accept the terms and conditions relating to, the transaction, to conclude or resiliate currency exchange or interest rate exchange agreements, acquire, hold, invest in, conclude, dispose of or terminate financial instruments or contracts governed by that chapter or by a program established under the provisions of that chapter, and to sign documents relating to such borrowings, agreements, instruments or contracts;

        WHEREAS, under the first paragraph of section 26 of the Act respecting Financement-Québec, the internal by-laws of the financing authority may allow, subject to the conditions and on the documents determined therein, that a signature be affixed by means of an automatic device, that a signature be electronic or that a facsimile of a signature be engraved, lithographed or printed; however, the facsimile has the same force as the signature itself only if the document is countersigned by the chief executive officer, the chair or vice-chair of the board or the secretary;

        WHEREAS, under the second paragraph of section 26, the by-laws may, however, provide, for the documents determined therein, that the facsimile has the same force as the signature itself even if the document is not countersigned;

        WHEREAS, under Order in Council 929-2000 dated 26 July 2000, the Government approved Internal by-law No. 1.1 respecting the delegation of signature of certain documents of Financement-Québec;

        WHEREAS, at the meeting of the board of directors on 13 June 2003, the financing authority adopted Internal by-law No. 1.1 respecting the signature of the documents relating to the financial transactions of Financement-Québec to replace the former By-law;

        WHEREAS it is expedient to approve the By-law;

        IT IS ORDERED, therefore, on the recommendation of the Minister of Finance:

        THAT Internal by-law No. 1.1 respecting the signature of the documents relating to the financial transactions of Financement-Québec, attached hereto, be approved.

ANDRÉ DICAIRE,
 Clerk of the Conseil exécutif

Internal by-law No. 1.1 respecting the signature of the documents relating to the financial transactions of Financement-Québec

An Act respecting Financement-Québec (R.S.Q., c. F-2.01, ss. 25 and 26)

1.     Documents signed in accordance with the provisions of this Regulation by the persons designated below bind the financing authority "Financement-Québec" as if they were signed by the chief executive officer, the chair or vice-chair of the board or the secretary of the financing authority, each of those persons being referred to in the first paragraph of section 25 of the Act respecting Financement-Québec (R.S.Q., c. F-2.01).

2.     In addition to the persons referred to in section 1, either of the following persons is also authorized to sign a loan of the financing authority and any document relating to the loan:

        (1) a vice-chair of the financing authority;

        (2) the deputy minister of the Ministère des Finances.

3.     In addition to a person referred to in section 1, a member of the board of directors of the financing authority, other than a person referred to in paragraphs 1 and 2 of section 2, is also authorized to sign a loan of the financing authority and any document relating to the loan, provided that the loan or document is jointly signed with one of the following persons:

        (1) an associate deputy minister or an assistant deputy minister responsible for financing, debt management or financial operations at the Ministère des Finances;

        (2) a director general responsible for financing, debt management or financial operations at the Ministère des Finances;

        (3) a director under the authority of a person referred to in paragraph 1 or 2.

4.     In addition to a person referred to in section 1, one of the following persons is also authorized to sign a loan of the financing authority and any document relating to the loan, provided that the person is so authorized in writing by a person referred to in section 1 or in paragraph 1 or 2 of section 2:

        (1) a coordinator or a professional of the financing authority;

        (2) a coordinator or a professional of the Ministère des Finances under the authority of a person referred to in paragraph 1, 2 or 3 of section 3;

        (3) a delegate general, a delegate or any other person in charge of any other form of representation of Québec abroad in accordance with the Act respecting the Ministère des Relations internationales (R.S.Q., c. M-25.1.1), as well as any head of post responsible for a Québec office in Canada in accordance with the Act respecting the Ministère du Conseil exécutif (R.S.Q., c. M-30);

        (4) a secretary general, an adviser, a director or an administration specialist under the authority of a person referred to in paragraph 3.

5.     In addition to a person referred to in section 1, one of the persons referred to in sections 2 to 4, in accordance with the terms and conditions set out therein, or one of the following persons is also authorized to sign a debt instrument of the financing authority and any document relating to the debt instrument, including interest coupons, receipts and counterfoils:

        (1) an authorized representative of the issuing agent, financial agent or fiscal agent for the loan in question, provided that the issuing agent, financial agent or fiscal agent is so authorized in writing by a person referred to in section 1 or a person referred to in paragraph 1 or 2 of section 2;

        (2) an authorized representative of a financial institution provided that the financial institution is so authorized in writing by a person referred to in section 1 or a person referred to in paragraph 1 or 2 of section 2;

        (3) an authorized representative of a clearing organization or of a deposit and clearing organization provided that the clearing organization or the deposit and clearing organization is so authorized in writing by a person referred to in section 1 or a person referred to in paragraph 1 or 2 of section 2.

6.     In addition to a person referred to in section 1, a person referred to in paragraph 1 or 2 of section 2 or in paragraph 1 or 2 of section 4, in accordance with the terms and conditions set out therein, is also authorized to sign any document required for the conclusion of short and long-term loans and any other document relating to the loans.

7.     In addition to a person referred to in section 1, a person referred to in paragraph 1 or 2 of section 2, in paragraph 1 or 2 of section 4 or in paragraph 2 of section 5, in accordance with the terms and conditions set out therein, is also authorized to sign any cheque, draft, payment order, bill of exchange, bank acceptance, money order, electronic transfer or other negotiable instrument of the financing authority relating to the short and long-term loans.

8.     In addition to a person referred to in section 1, a person referred to in sections 2 to 4, in accordance with the terms and conditions set out therein, is also authorized to conclude and sign a loan of the financing authority under a borrowing plan referred to in Chapter VIII of the Financial Administration Act (R.S.Q., c. A-6.001) and any document relating to the loan, to set the amounts and characteristics of the loan and to fix or accept its terms and conditions.

        A person referred to in the first paragraph is also authorized to conclude and sign currency or interest rate exchange agreements, to acquire, hold, invest in, conclude, dispose of or terminate the instruments or contracts of a financial nature referred to in Chapter VIII of the Financial Administration Act or in a program instituted under those provisions, and to sign the documents relating to those loans, agreements, instruments or contracts.

9.     The signature of a person referred to in sections 1 and 2 in office on the date of the loan in question or on the signature date may be affixed to a debt instrument of the financing authority by means of an automatic device or electronic process. A facsimile of such signature may be engraved, lithographed or printed, and the signature has the same force as the hand signature itself.

        The first paragraph also applies to cheques, drafts, payment orders, bills of exchange, bank acceptances, money orders, electronic transfers or other negotiable instruments of the financing authority relating to short and long-term loans, as well as to interest coupons, receipts or counterfoils relating to a debt instrument of the financing authority.

10.   This Regulation replaces Internal by-law No. 1.1 respecting the delegation of signature of certain documents of Financement-Québec, approved by Order in Council 929-2000 dated 26 July 2000.

11.   This Regulation comes into force on the date of its approval by the Government.

Exhibit 5.2 Annex 6

Ministère
des Finances
                Le ministre des Finances

MINISTERIAL ORDER No FIN-3 OF THE MINISTER OF FINANCE

Financial Administration Act
(R.S.Q., c. A-6.001, s. 17 and 65)

CONCERNING the conclusion and signing of certain borrowings and investments of Québec as well as of certain agreements, contracts and instruments referred to in the Financial Administration Act and of the documents related thereto;

Whereas the provisions of Division I of Chapter VII of the Financial Administration Act (R.S.Q., c. A-6.001) set forth the rules applicable to the borrowings of Québec other than those effected by the issue and sale of savings products;

Whereas section 65 of said act provides that section 17 applies to borrowings referred to in Division I of Chapter VII and to documents related to the borrowings;

Whereas sections 15 and 16 of said act provide that the Minister of Finance may invest money from the consolidated revenue fund or from a sinking fund entrusted by law to the management of the Minister of Finance and may dispose of or terminate such investments according to their terms, and acquire, hold, invest in or make agreements, contracts and instruments referred to in section 16;

Whereas section 17 of said act provides that the transactions referred to in sections 15 and 16 and the related documents may be concluded and signed by any person and by any means authorized for that purpose by the Minister of Finance;

Whereas, by Ministerial Order no FIN-1 of March 19, 2003, certain persons have been authorized to conclude and sign the borrowings effected under Division I of Chapter VII of said act, the transactions referred to in sections 15 and 16 and the documents related thereto and certain means have been authorized for that purpose;

Whereas it is deemed expedient to replace said Ministerial Order;

THEREFORE, the Minister of Finance orders the following:

1.
That any one of the persons listed below be authorized, on behalf of the Minister of Finance, to conclude and sign a borrowing effected under Division I of Chapter VII of the Financial Administration Act (R.S.Q., c. A-6.001), the transactions referred to in sections 15 and 16 and the documents related thereto, provided that such person be a member of the personnel of, or a holder of a position within, the Ministère des Finances:

a)
the Deputy Minister;

b)
an associate deputy minister or an assistant deputy minister responsible for any one of the sectors of activities of financing, debt management or financial operations;

c)
a director general responsible for any one of the sectors of activities of financing, debt management or financial operations;

d)
a director under the authority of any one of the persons listed in sub-paragraphs (b) or (c).

2.
That any one of the persons listed below be authorized, on behalf of the Minister of Finance, to conclude and sign a borrowing effected under Division I of Chapter VII of the Financial Administration Act, the transactions referred to in sections 15 and 16 and the documents related thereto, provided that such person be so authorized in writing by a person listed in paragraph 1:

a)
a delegate general, a delegate or any other person responsible for any other form of representation of Québec on foreign soil in accordance with An Act respecting the Ministère des Relations internationales (R.S.Q., c. M-25.1.1), as well as any head of post responsible for an office of Québec in Canada in accordance with An Act respecting the Ministère du Conseil exécutif (R.S.Q., c. M-30);

  b)
  a secretary general, an advisor, a director or an administrative attaché under the authority of any one of the persons listed in sub-paragraph a.

3.
That any one of the persons listed below be authorized, on behalf of the Minister of Finance, to sign a debt security issued for a borrowing referred to in paragraph 1:

a)
a person listed in paragraph 1;

b)
a person listed in paragraph 2, provided that such person be so authorized in writing by a person listed in paragraph 1;

c)
an authorized representative of the issuing agent, the financial agent or the fiscal agent for the borrowing concerned, provided that such issuing agent, financial agent or fiscal agent be so authorized in writing by a person listed in paragraph 1;

d)
an authorized representative of a financial institution, provided that such financial institution be so authorized in writing by a person listed in paragraph 1;

e)
an authorized representative of a clearing institution or of a depository and clearing institution, provided that such clearing institution or depository and clearing institution be so authorized in writing by a person listed in paragraph 1.

4.
That a person listed in paragraph 1, or a person listed in paragraph 2, provided that such person be so authorized in writing by a person listed in paragraph 1, be authorized, on behalf of the Minister of Finance, to establish the amounts and characteristics and to agree to the terms and conditions of any borrowing effected under a borrowing plan referred to in section 63, including those relating to the currency of payment and the registration of the securities, to the extent that the order in council adopted by the government to authorize such borrowing plan provides that the Minister of Finance is authorized generally to effect any borrowing under such plan, to establish the amounts and characteristics not established under said order in council and to agree to the terms and conditions relating to each such borrowing, including those relating to the currency of payment and the registration of the securities.

5.
That the signature of the Minister of Finance or of the Deputy Minister of the Ministère des Finances holding office on the date of the borrowing concerned or on the date of the signing may be affixed on a debt security by means of an automatic device or an electronic process, or that such signature may be engraved, lithographed, printed or otherwise reproduced, to the extent that such debt security (i) also bears the manual signature of a person listed in paragraph 1 or (ii) also bears the manual signature of a person listed in sub-paragraphs (b) to (e) of paragraph 3, provided that such person be so authorized in writing by a person listed in paragraph 1 or (iii) is authenticated by the manual signature of a representative of the issuing agent, the financial agent or the fiscal agent for the borrowing concerned, provided that such agent be so authorized in writing by a person listed in paragraph 1.

6.
That the signature of the Minister of Finance or of the Deputy Minister of the Ministère des Finances holding office on the date of the borrowing concerned or on the date of the signing may be affixed on an interest coupon, a receipt or a talon attached to a debt security by means of an automatic device or an electronic process, or that such signature may be engraved, lithographed, printed or otherwise reproduced.

7.
That the signature of the Minister of Finance or of the Deputy Minister of the Ministère des Finances holding office on the date of the signing may be affixed on an order, instruction or notice related to an investment, including its disposal or termination, by means of an automatic device or an electronic process, or that such signature may be engraved, lithographed, printed or otherwise reproduced, to the extent that such order, instruction or notice also bears (i) the manual signature of a person listed in paragraph 1 or (ii) the manual signature of a person listed in sub-paragraphs (b) to (e) of paragraph 3, provided that such person be so authorized in writing by a person listed in paragraph 1.

8.
That a debt security may be issued by means (i) of entries in a book-entry system with The Canadian Depository for Securities Limited, The Depository Trust Company, Euroclear Bank S.A./N.V., Clearstream Banking, société anonyme or any other clearing institution or depository and clearing institution recognized in the country where it is located, including its successors or assigns, (ii) of electronic or computerized entries in any register maintained by a clearing institution or a depository and clearing institution recognized in the country where it is located or maintained by any agent in charge of keeping such register, or (iii) of fully registered securities, bearer securities with interest coupons, receipts or talons attached, global bearer securities without interest coupons or fully registered global securities.

9.
That this Ministerial Order shall replace Ministerial Order no FIN-1 of March 19, 2003.

10.
That this Ministerial Order shall become effective on July 7, 2003.

July 7, 2003

(S) Yves Séguin

YVES SÉGUIN
Minister of Finance

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Exhibit 5.2
Exhibit 5.2 Annex 1
Exhibit 5.2 Annex 2 TRANSLATION
FINANCEMENT-QUÉBEC
Exhibit 5.2 Annex 3 TRANSLATION
ORDER IN COUNCIL FINANCEMENT-QUÉBEC
Exhibit 5.2 Annex 4 TRANSLATION
ORDER IN COUNCIL FINANCEMENT-QUÉBEC
Exhibit 5.2 Annex 5
Exhibit 5.2 Annex 6